UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2015

TEAM HEALTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34583	36-4276525
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

265 Brookview Centre Way, Suite 400 Knoxville, Tennessee	37919
(Address of registrant’s principal executive office)	(Zip code)

(865) 693-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 9, 2015, Team Health Holdings, Inc. (the “Company”) announced that Team Health, Inc., a wholly-owned subsidiary of the registrant, intends to offer $545 million aggregate principal amount of Senior Notes due 2023 (the “notes”). The Company intends to use the proceeds from the offering, together with borrowings under the Company’s senior secured credit facilities and cash on hand at IPC, to pay the cash consideration for the acquisition of IPC Healthcare, Inc. (“IPC”), refinance certain indebtedness of IPC and pay related transaction costs. A copy of the press release announcing the notes offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

If the IPC acquisition does not close by December 31, 2015, the issuer will be required to redeem all outstanding notes at 100% of their issue price, plus accrued and unpaid interest.

The notes will be offered in a private placement and are expected to be resold by the initial purchasers to qualified institutional buyers under Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The offer of the notes will be made only by means of an offering memorandum to qualified investors and has not been registered under the Securities Act, and the notes may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. The Company cautions that such “forward looking statements,” including without limitation, those relating to the acquisition being completed within the anticipated timeframe or at all, the realization of the expected benefits of the acquisition, the Company’s, IPC’s and the combined business’s future business prospects, revenue, working capital, professional liability expense, liquidity, capital needs, interest costs and income, wherever they occur in this press release or in other statements attributable to the Company or IPC are necessarily estimates reflecting the judgment of the Company’s and IPC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.” Factors that could cause our actual results to differ materially from those expressed or implied in such “forward-looking statements,” include but are not limited to the occurrence of any event that could give rise to a termination of the merger agreement, the risks that the proposed acquisition disrupts current plans and operations, current or future government regulation of the healthcare industry, exposure to professional liability lawsuits and governmental agency investigations, the adequacy of insurance coverage and insurance reserves, as well as those factors detailed from time to time in the Company’s and IPC’s filings with the Securities and Exchange Commission.

The Company’s forward looking statements speak only as of the date hereof and the date they are made. The Company disclaims any intent or obligation to update “forward looking statements” made in this press release to reflect changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Team Health Holdings, Inc. dated November 9, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM HEALTH HOLDINGS, INC.

Dated: November 9, 2015	By:	/s/ David P. Jones
	Name:	David P. Jones
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Team Health Holdings, Inc. dated November 9, 2015.